Exhibit 99.1

Stonepeak Aspen Holdings LLC
By: Stonepeak Infrastructure Fund III (AIV III) LP, its managing member
By: Stonepeak Associates III LLC, its general partner
By: Stonepeak GP Holdings III LP, its sole member
By: Stonepeak GP Investors III LLC, its general partner
By: Stonepeak GP Investors Holdings LP, its managing member
By: Stonepeak GP Investors Upper Holdings LP, its general partner
By: Stonepeak GP Investors Holdings Manager LLC, its general partner
By: /s/ Michael Dorrell
Name: Michael Dorrell
Title: Sole Member
Date: 07/25/2024

Stonepeak Aspen Holdings II LLC
By: Stonepeak Infrastructure Fund III (AIV III) LP, its managing member
By: Stonepeak Associates III LLC, its general partner
By: Stonepeak GP Holdings III LP, its sole member
By: Stonepeak GP Investors III LLC, its general partner
By: Stonepeak GP Investors Holdings LP, its managing member
By: Stonepeak GP Investors Upper Holdings LP, its general partner
By: Stonepeak GP Investors Holdings Manager LLC, its general partner
By: /s/ Michael Dorrell
Name: Michael Dorrell
Title: Sole Member
Date: 07/25/2024
Stonepeak Aspen Holdings III LLC
By: Stonepeak Aspen (Co-Invest) Holdings LP, its managing member
By: Stonepeak Associates III LLC, its general partner
By: Stonepeak GP Holdings III LP, its sole member
By: Stonepeak GP Investors III LLC, its general partner
By: Stonepeak GP Investors Holdings LP, its managing member
By: Stonepeak GP Investors Upper Holdings LP, its general partner
By: Stonepeak GP Investors Holdings Manager LLC, its general partner
By: /s/ Michael Dorrell
Name: Michael Dorrell
Title: Sole Member
Date: 07/25/2024

Stonepeak Aspen Holdings IV LLC
By: Stonepeak Aspen (Co-Invest) Holdings LP, its managing member
By: Stonepeak Associates III LLC, its general partner
By: Stonepeak GP Holdings III LP, its sole member
By: Stonepeak GP Investors III LLC, its general partner
By: Stonepeak GP Investors Holdings LP, its managing member
By: Stonepeak GP Investors Upper Holdings LP, its general partner
By: Stonepeak GP Investors Holdings Manager LLC, its general partner
By: /s/ Michael Dorrell
Name: Michael Dorrell
Title: Sole Member
Date: 07/25/2024

Stonepeak Aspen Holdings V LLC
By: Stonepeak Aspen (Co-Invest) Holdings II LP, its managing member
By: Stonepeak Associates III LLC, its general partner
By: Stonepeak GP Holdings III LP, its sole member
By: Stonepeak GP Investors III LLC, its general partner
By: Stonepeak GP Investors Holdings LP, its managing member
By: Stonepeak GP Investors Upper Holdings LP, its general partner
By: Stonepeak GP Investors Holdings Manager LLC, its general partner
By: /s/ Michael Dorrell
Name: Michael Dorrell
Title: Sole Member
Date: 07/25/2024

Stonepeak Infrastructure Fund III (AIV III) LP
By: Stonepeak Associates III LLC, its general partner
By: Stonepeak GP Holdings III LP, its sole member
By: Stonepeak GP Investors III LLC, its general partner
By: Stonepeak GP Investors Holdings LP, its managing member
By: Stonepeak GP Investors Upper Holdings LP, its general partner
By: Stonepeak GP Investors Holdings Manager LLC, its general partner
By: /s/ Michael Dorrell
Name: Michael Dorrell
Title: Sole Member
Date: 07/25/2024

Stonepeak Aspen (Co-Invest) Holdings LP
By: Stonepeak Associates III LLC, its general partner
By: Stonepeak GP Holdings III LP, its sole member
By: Stonepeak GP Investors III LLC, its general partner
By: Stonepeak GP Investors Holdings LP, its managing member
By: Stonepeak GP Investors Upper Holdings LP, its general partner
By: Stonepeak GP Investors Holdings Manager LLC, its general partner
By: /s/ Michael Dorrell
Name: Michael Dorrell
Title: Sole Member
Date: 07/25/2024

Stonepeak Aspen (Co-Invest) Holdings II LP
By: Stonepeak Associates III LLC, its general partner
By: Stonepeak GP Holdings III LP, its sole member
By: Stonepeak GP Investors III LLC, its general partner
By: Stonepeak GP Investors Holdings LP, its managing member
By: Stonepeak GP Investors Upper Holdings LP, its general partner
By: Stonepeak GP Investors Holdings Manager LLC, its general partner
By: /s/ Michael Dorrell
Name: Michael Dorrell
Title: Sole Member
Date: 07/25/2024

Stonepeak Associates III LLC
By: Stonepeak GP Holdings III LP, its sole member
By: Stonepeak GP Investors III LLC, its general partner
By: Stonepeak GP Investors Holdings LP, its managing member
By: Stonepeak GP Investors Upper Holdings LP, its general partner
By: Stonepeak GP Investors Holdings Manager LLC, its general partner
By: /s/ Michael Dorrell
Name: Michael Dorrell
Title: Sole Member
Date: 07/25/2024